                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        07/31

Date of reporting period:       07/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Large Company Growth Fund

Annual Report to Shareholders

July 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2005

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A shares and during all periods shown for Class B, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares and prior to its inception on November 3, 2003 for Class R shares are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/05
Scudder Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	13.09%	9.35%	-9.93%	6.02%
Class B	12.27%	8.49%	-10.63%	5.18%
Class C	12.26%	8.52%	-10.61%	5.20%
Class R	12.82%	9.04%	-10.22%	5.64%
Russell 1000 Growth Index+	13.04%	11.05%	-8.72%	7.48%
Scudder Large Company Growth Fund	1-Year	3-Year	Life of Class**
Institutional Class*	13.62%	9.84%	-6.00%
Russell 1000 Growth Index+	13.04%	11.05%	-4.34%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* On August 13, 2004, Class I shares were renamed Institutional Class shares.

** Institutional Class commenced operations on December 29, 2000. Index returns begin December 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Company Growth Fund — Class A [] Russell 1000 Growth Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/05
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,659	$12,322	$5,588	$16,913
	Average annual total return	6.59%	7.21%	-10.99%	5.40%
Class B	Growth of $10,000	$10,922	$12,570	$5,645	$16,564
	Average annual total return	9.22%	7.92%	-10.81%	5.18%
Class C	Growth of $10,000	$11,226	$12,780	$5,708	$16,608
	Average annual total return	12.26%	8.52%	-10.61%	5.20%
Class R	Growth of $10,000	$11,282	$12,963	$5,832	$17,302
	Average annual total return	12.82%	9.04%	-10.22%	5.64%
Russell 1000 Growth Index+	Growth of $10,000	$11,304	$13,694	$6,336	$20,564
	Average annual total return	13.04%	11.05%	-8.72%	7.48%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 7/31/05
Scudder Large Company Growth Fund		1-Year	3-Year	Life of Class**
Institutional Class*	Growth of $1,000,000	$1,136,200	$1,325,200	$753,300
	Average annual total return	13.62%	9.84%	-6.00%
Russell 1000 Growth Index+	Growth of $1,000,000	$1,130,400	$1,369,400	$815,900
	Average annual total return	13.04%	11.05%	-4.34%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* On August 13, 2004, Class I shares were renamed Institutional Class shares.

** Institutional Class commenced operations on December 29, 2000. Index returns begin December 31, 2000.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 7/31/05	$ 24.36	$ 23.51	$ 23.54	$ 24.56	$ 24.86
7/31/04	$ 21.54	$ 20.94	$ 20.97	$ 21.77	$ 21.88
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 7/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	376	of	673	56
3-Year	329	of	568	58
5-Year	339	of	447	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 7/31/05
Scudder Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class S	13.39%	9.62%	-9.69%	6.30%
Class AARP	13.34%	9.63%	-9.70%	6.29%
Russell 1000 Growth Index	13.04%	11.05%	-8.72%	7.48%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 7/31/05	$ 24.72	$ 24.73
7/31/04	$ 21.81	$ 21.81

Class S Lipper Rankings — Large-Cap Growth Funds Category as of 7/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	361	of	673	54
3-Year	298	of	568	53
5-Year	327	of	447	73
10-Year	94	of	144	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Large Company Growth Fund — Class S [] Russell 1000 Growth Index+

Yearly periods ended July 31
Comparative Results as of 7/31/05
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,339	$13,174	$6,006	$18,415
	Average annual total return	13.39%	9.62%	-9.69%	6.30%
Class AARP	Growth of $10,000	$11,334	$13,175	$6,003	$18,408
	Average annual total return	13.34%	9.63%	-9.70%	6.29%
Russell 1000 Growth Index+	Growth of $10,000	$11,304	$13,694	$6,336	$20,564
	Average annual total return	13.04%	11.05%	-8.72%	7.48%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six month period, the Fund limited these expenses; had it not done so, expenses would have even higher for Class B, C, R, S and AARP shares. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,073.10	$ 1,068.60	$ 1,069.00	$ 1,071.60	$ 1,074.30	$ 1,074.30	$ 1,075.30
Expenses Paid per $1,000*	$ 6.32	$ 10.41	$ 10.41	$ 7.96	$ 5.45	$ 5.45	$ 4.12
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,018.70	$ 1,014.73	$ 1,014.73	$ 1,017.11	$ 1,019.54	$ 1,019.54	$ 1,020.83
Expenses Paid per $1,000*	$ 6.16	$ 10.14	$ 10.14	$ 7.75	$ 5.31	$ 5.31	$ 4.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Scudder Large Company Growth Fund	1.23%	2.03%	2.03%	1.55%	1.06%	1.06%	.80%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Large Company Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Large Company Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Head of Large Cap Growth.

Previous experience includes 19 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

MBA, University of Wisconsin — Madison.

Jack A. Zehner

Director of Deutsche Asset Management and portfolio manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director — Common Stock.

MBA, Marquette University.

Thomas J. Schmid, CFA

Director of Deutsche Asset Management and portfolio manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Previous experience includes 16 years of investment industry experience, most recently serving as Director — Common Stock at Mason Street Advisors.

MBA, University of Chicago.

In the following interview, Julie M. Van Cleave, Jack A. Zehner and Thomas J. Schmid, who serve as portfolio co-managers, discuss Scudder Large Company Growth Fund's performance, strategy and the market environment during the 12-month period ended July 31, 2005.

Q:  How would you describe the economic and market environment over the last 12 months?

A:  For the most part, the market environment has favored our investment style. The market's strength was broadly based, with no one sector dominating performance. All 10 of the industry sectors within the Russell 1000 Growth Index had positive returns.1 The strongest sector was utilities, followed by energy. The three weakest sectors — consumer staples, materials and financials — still managed to produce returns at or above 3%. The Russell 1000 Growth Index had a total return of 13.04%, while the Standard & Poor's 500 Index (the S&P 500), which measures broad market performance, had a return of 14.05%.2

1 The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

As the period covered by this report began in August 2004, improved earnings and financial positions of US corporations provided the impetus for rising stock prices. A dip in October was followed by a rally in November and December, as stronger-than-expected economic growth was reported in the third quarter and the uncertainties surrounding the presidential election were resolved.

In the early months of 2005, economic trends appeared less encouraging. The anticipation of slowing economic growth, together with concerns over the Federal Reserve Board's (the Fed) continued interest rate tightening and stubbornly high commodity prices, resulted in general weakness and negative returns in the first quarter of the calendar year.

As the year progressed, economic news turned more positive. There was increasing evidence that the economic expansion was sustainable, as consumer spending and business investment continued strong, and corporate earnings reports were generally positive. As a result, the market showed vigor during the three-month period that ended July 31, 2005.

While market leadership shifted several times during the period, one constant was the strength of the energy sector as rising oil prices attracted investor attention to the sector.

Q:  How did the fund perform during this period?

A:  Scudder Large Company Growth Fund Class A shares produced a total return of 13.09% for the 12 months ended July 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The fund's return was slightly above that of its benchmark, the Russell 1000 Growth Index, which had a return of 13.04%. The fund's return for the period was below that of its peer group, the Lipper Large Cap Growth Funds category, which had an average return of 14.20%.3

3 The Lipper Large Cap Growth Funds category is an unmanaged group of mutual funds that invests primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market.

Returns reflect the reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Q:  How would you describe your investment process?

A:  Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q:  How have you positioned the fund relative to its benchmark?

A:  We manage the fund to have a reasonable relationship with our benchmark, the Russell 1000 Growth Index. We strive to maintain a diversified portfolio of holdings, with broad representation among industry groups. Throughout the last 12 months, we have maintained a significantly higher weight than the benchmark in energy and modestly lower weights in the other nine sectors.

Q:  Will you explain your investment choices and how they affected performance?

A:  Our major strategic theme is a significantly greater emphasis on energy stocks than the benchmark, a position we have maintained for several years. As economies around the world expand, there is a huge and growing global demand for energy. We believe that there has been a chronic underinvestment in finding and developing new energy reserves and that companies engaged in these activities are likely to benefit, especially as capital spending picks up. While this is a long-term strategy for the fund, energy stocks have recently benefited from rising oil prices, which have attracted investors to the energy sector.

We remain comfortable with the overweight in energy, although we have reduced holdings of some energy stocks as our price targets have been reached and have shifted emphasis somewhat within the energy sector.4 The fund realized a substantial profit when we sold its position in Nabors Industries Ltd., a leading contractor of land-based drilling rigs. After the stock appreciated significantly, we saw better value in some offshore drilling companies, such as Transocean Inc. The fund continues to hold positions in energy equipment and services and in oil and gas exploration; these are areas that we believe can generate growth over the long term regardless of short-term swings in oil and gas prices. Energy holdings that continue to contribute to performance include Schlumberger Ltd., a leading oil field services company; Devon Energy Corp. and EOG Resources, Inc., two of the leading US-based independent oil and gas producers; and ConocoPhillips, an integrated international energy company.

4 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark index. "Underweight" means the fund holds a lower weighting in a given sector than its benchmark index.

Q:  What other strategic decisions have had an important impact on performance?

A:  In health care, we have maintained a weight just slightly below the benchmark. Here our emphasis has been on biotechnology and medical equipment, as we have focused on innovative companies with good potential for long-term growth. The fund's biotechnology holdings have performed well recently, especially Genentech, Inc., a biotechnology research company, and Gilead Sciences, Inc., which has been successful in developing products to treat HIV.

In the financials sector, we have benefited from avoiding some of the companies that have had regulatory and other issues over the last year. The fund has been underweight in insurance and in interest-sensitive stocks such as mortgage and thrift companies. The fund's financial holdings focus on capital markets stocks such as Lehman Brothers Holdings, Inc. and The Goldman Sachs Group, Inc.

Some of the major negative influences on performance were in the consumer discretionary sector. Harley-Davidson, Inc., dropped sharply after reporting disappointing earnings and announcing reduced production and earnings estimates. We believe that the market overreacted to these matters, and we feel that the company still has solid growth prospects. Another position that performed poorly was International Game Technology, a leading supplier of gaming equipment to casinos. This stock responded negatively to concerns about moderating expansion of gaming and the replacement cycle for equipment, and we have reduced this holding. Near the end of 2004, we added a position in Home Depot, Inc., a stock that performed well over the last year, but was underweighted, and that underweight detracted from performance relative to the Russell 1000 Growth Index.

In information technology, we have emphasized companies with good prospects for sustainable growth. In recent months, we have altered our information technology position somewhat, combining companies having consistent earnings with holdings that stand to benefit from ongoing economic growth. We have increased positions in Broadcom Corp., which makes a variety of communications semiconductors; Texas Instruments, Inc., a leader in digital signal processing and analog technologies; and QUALCOMM, Inc., which provides technologies for wireless communications. We have maintained positions in more-stable companies, including Fiserv, Inc., which provides technologies to the financial services industry, and Electronic Arts, Inc., a leader in video and electronic games. An additional one-time event that benefited the portfolio was Microsoft Corp.'s declaration of a $3.00 per share special dividend, which was paid out in December 2004.

Q:  How would you describe the fund's current positioning?

A:  At the end of the fund's fiscal year, we have a combination of holdings that we feel will prosper regardless of economic trends and those that will benefit from the continued growth in the US economy. We feel that the last few months may signal an inflection point for the economy and the market, and that growth stocks are likely to outperform value issues in the months ahead. We are comfortable with our position in high-growth quality stocks that we believe will perform well in the near term, but that also have sustainable growth prospects when the economy eventually slows.

We will continue to work toward adding value through top-down sector allocation, emphasizing industry groups that we believe have the best long-term prospects. We are also committed to diversification among sectors and companies. Most important, we have great confidence in our long-range strategy of investing in companies that successfully combine management skill and financial soundness with growth and innovation. We are continually looking for and finding companies with these attributes.

In closing, we would like to thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large-growth companies is an excellent equity vehicle for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	7/31/05	7/31/04

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/05	7/31/04

Information Technology	27%	26%
Health Care	22%	23%
Consumer Discretionary	14%	14%
Energy	11%	7%
Consumer Staples	10%	12%
Industrials	9%	9%
Financials	6%	8%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2005 (27.5% of Net Assets)
1. Microsoft Corp. Developer of computer software	3.6%
2. General Electric Co. Industrial conglomerate	3.6%
3. Johnson & Johnson Provider of health care products	3.6%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.9%
5. EOG Resources, Inc. Explorer and producer of oil and gas	2.6%
6. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.4%
7. Target Corp. Operator of general merchandise and discount stores	2.3%
8. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.2%
9. UnitedHealth Group, Inc. Operator of organized health systems	2.2%
10. Procter & Gamble Co. Manufacturer of diversified consumer products	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2005

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 13.6%
Automobiles 1.4%
Harley-Davidson, Inc.	110,900	5,898,771
Hotels Restaurants & Leisure 1.0%
International Game Technology	44,800	1,225,728
Starbucks Corp.*	39,300	2,065,215
YUM! Brands, Inc.	24,600	1,287,810
		4,578,753
Household Durables 0.9%
Fortune Brands, Inc.	39,400	3,725,270
Internet & Catalog Retail 1.0%
eBay, Inc.*	99,800	4,169,644
Media 2.8%
Comcast Corp. Special "A"*	98,600	2,958,000
McGraw-Hill Companies, Inc.	70,100	3,225,301
Omnicom Group, Inc.	68,450	5,809,352
		11,992,653
Multiline Retail 3.3%
Kohl's Corp.*	76,100	4,288,235
Target Corp.	168,000	9,870,000
		14,158,235
Specialty Retail 3.2%
Bed Bath & Beyond, Inc.*	75,200	3,451,680
Home Depot, Inc.	56,000	2,436,560
Lowe's Companies, Inc.	43,000	2,847,460
Staples, Inc.	216,650	4,933,120
		13,668,820
Consumer Staples 9.9%
Beverages 2.2%
PepsiCo, Inc.	170,540	9,299,546
Food & Staples Retailing 2.7%
Wal-Mart Stores, Inc.	100,700	4,969,545
Walgreen Co.	138,600	6,633,396
		11,602,941
Food Products 1.7%
Dean Foods Co.*	55,400	1,977,780
Kellogg Co.	45,300	2,052,543
The Hershey Co.	47,500	3,033,825
TreeHouse Foods, Inc.*	11,060	338,215
		7,402,363
Household Products 3.3%
Colgate-Palmolive Co.	57,550	3,046,697
Kimberly-Clark Corp.	30,800	1,963,808
Procter & Gamble Co.	162,000	9,012,060
		14,022,565
Energy 11.0%
Energy Equipment & Services 3.6%
Baker Hughes, Inc.	111,800	6,321,172
Schlumberger Ltd.	57,400	4,806,676
Transocean, Inc.*	78,800	4,446,684
		15,574,532
Oil, Gas & Consumable Fuels 7.4%
ConocoPhillips	104,100	6,515,619
Devon Energy Corp.	132,300	7,420,707
EOG Resources, Inc.	183,000	11,181,300
Valero Energy Corp.	44,300	3,667,154
XTO Energy, Inc.	86,566	3,037,601
		31,822,381
Financials 5.4%
Capital Markets 1.9%
Lehman Brothers Holdings, Inc.	41,400	4,352,382
The Goldman Sachs Group, Inc.	37,500	4,030,500
		8,382,882
Consumer Finance 1.0%
American Express Co.	75,600	4,158,000
Diversified Financial Services 1.2%
Citigroup, Inc.	119,900	5,215,650
Insurance 1.3%
AFLAC, Inc.	124,200	5,601,420
Health Care 22.1%
Biotechnology 5.8%
Amgen, Inc.*	99,900	7,967,025
Genentech, Inc.*	114,200	10,201,486
Gilead Sciences, Inc.*	151,100	6,770,791
		24,939,302
Health Care Equipment & Supplies 6.0%
Baxter International, Inc.	95,200	3,738,504
Boston Scientific Corp.*	110,500	3,198,975
C.R. Bard, Inc.	50,500	3,372,895
Medtronic, Inc.	148,900	8,031,666
Zimmer Holdings, Inc.*	91,000	7,494,760
		25,836,800
Health Care Providers & Services 2.2%
UnitedHealth Group, Inc.	177,700	9,293,710
Pharmaceuticals 8.1%
Abbott Laboratories	105,200	4,905,476
Eli Lilly & Co.	42,700	2,404,864
Johnson & Johnson	240,606	15,389,160
Pfizer, Inc.	244,857	6,488,710
Teva Pharmaceutical Industries Ltd. (ADR)	183,200	5,752,480
		34,940,690
Industrials 8.6%
Aerospace & Defense 1.9%
United Technologies Corp.	164,300	8,330,010
Air Freight & Logistics 1.4%
FedEx Corp.	70,100	5,894,709
Industrial Conglomerates 4.5%
3M Co.	49,600	3,720,000
General Electric Co.	448,550	15,474,975
		19,194,975
Machinery 0.8%
Caterpillar, Inc.	64,000	3,450,240
Information Technology 26.8%
Communications Equipment 3.6%
Cisco Systems, Inc.*	444,790	8,517,729
QUALCOMM, Inc.	174,400	6,887,056
		15,404,785
Computers & Peripherals 5.1%
Apple Computer, Inc.*	49,800	2,123,970
Dell, Inc.*	175,600	7,106,532
EMC Corp.*	517,300	7,081,837
International Business Machines Corp.	66,400	5,541,744
		21,854,083
Internet Software & Services 1.1%
Google, Inc. "A"*	2,800	805,728
Yahoo!, Inc.*	121,100	4,037,474
		4,843,202
IT Consulting & Services 3.2%
Accenture Ltd. "A"*	140,600	3,520,624
Fiserv, Inc.*	113,900	5,053,743
Paychex, Inc.	141,700	4,946,747
		13,521,114
Semiconductors & Semiconductor Equipment 6.8%
Broadcom Corp. "A"*	119,600	5,115,292
Intel Corp.	458,660	12,448,032
Linear Technology Corp.	121,860	4,735,480
Texas Instruments, Inc.	221,800	7,044,368
		29,343,172
Software 7.0%
Adobe Systems, Inc.	99,400	2,946,216
Electronic Arts, Inc.*	82,700	4,763,520
Intuit, Inc.*	42,000	2,016,000
Microsoft Corp.	610,000	15,622,100
Oracle Corp.*	244,400	3,318,952
Symantec Corp.*	59,300	1,302,821
		29,969,609
Materials 0.8%
Chemicals
Ecolab, Inc.	101,500	3,408,369
Total Common Stocks (Cost $278,631,667)		421,499,196
Exchange Traded Funds 0.5%
iShares Nasdaq Biotechnology Index Fund* (e) (Cost $1,954,214)	24,600	1,869,600

Securities Lending Collateral 0.4%
Scudder Daily Assets Fund Institutional, 3.34% (c) (d) (Cost $1,716,000)	1,716,000	1,716,000

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 3.34% (b) (Cost $7,796,277)	7,796,277	7,796,277
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $290,098,158) (a)	100.9	432,881,073
Other Assets and Liabilities, Net	(0.9)	(3,841,551)
Net Assets	100.0	429,039,522

* Non-income producing security.

(a) The cost for federal income tax purposes was $293,757,222. At July 31, 2005, net unrealized appreciation for all securities based on tax cost was $139,123,851. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $143,257,507 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,133,656.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2005 amounted to $1,679,480, which is 0.4% of net assets.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2005
Assets
Investments: Investments in securities, at value (cost $280,585,881) — including $1,679,480 of securities loaned	$ 423,368,796
Investment in Scudder Cash Management QP Trust (cost $7,796,277)	7,796,277
Investment in Scudder Daily Assets Fund Institutional (cost $1,716,000)*	1,716,000
Total investments in securities, at value (cost $290,098,158)	432,881,073
Receivable for Fund shares sold	190,086
Dividends receivable	244,366
Interest receivable	26,930
Other assets	34,204
Total assets	433,376,659
Liabilities
Payable for investments purchased	856,396
Payable for Fund shares redeemed	1,162,043
Payable upon return of securities loaned	1,716,000
Accrued management fee	254,426
Other accrued expenses and payables	348,272
Total liabilities	4,337,137
Net assets, at value	$ 429,039,522
Net Assets
Net assets consist of: Undistributed net investment income	1,883,645
Net unrealized appreciation (depreciation) on investments	142,782,915
Accumulated net realized gain (loss)	(351,412,473)
Paid-in capital	635,785,435
Net assets, at value	$ 429,039,522

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($27,934,811 ÷ 1,146,705 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.36
Maximum offering price per share (100 ÷ 94.25 of $24.36)	$ 25.85

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,681,191 ÷ 156,569 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.51

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,508,770 ÷ 106,583 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.54
Class R Net Asset Value, offering and redemption price(a) per share ($690,396 ÷ 28,113 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.56
Class AARP Net Asset Value, offering and redemption price(a) per share ($8,010,536 ÷ 324,012 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.72
Class S Net Asset Value, offering and redemption price(a) per share ($349,020,091 ÷ 14,114,210 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.73

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($37,193,727 ÷ 1,496,037 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 24.86

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,483)	$ 6,543,798
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	16,328
Interest — Scudder Cash Management QP Trust	181,279
Total Income	6,741,405
Expenses: Management fee	3,168,110
Services to shareholders	1,462,612
Custodian and accounting fees	65,603
Distribution service fees	150,980
Auditing	66,505
Legal	14,549
Trustees' fees and expenses	13,928
Reports to shareholders	43,157
Registration fees	48,055
Other	37,651
Total expenses, before expense reductions	5,071,150
Expense reductions	(213,390)
Total expenses, after expense reductions	4,857,760
Net investment income (loss)	1,883,645
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	30,646,721
Net unrealized appreciation (depreciation) during the period on investments	23,178,646
Net gain (loss) on investment transactions	53,825,367
Net increase (decrease) in net assets resulting from operations	$ 55,709,012

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2005	2004
Operations: Net investment income (loss)	$ 1,883,645	$ (737,504)
Net realized gain (loss) on investment transactions	30,646,721	13,371,783
Net unrealized appreciation (depreciation) during the period on investment transactions	23,178,646	22,135,639
Net increase (decrease) in net assets resulting from operations	55,709,012	34,769,918
Fund share transactions: Proceeds from shares sold	100,774,324	126,256,373
Cost of shares redeemed	(205,052,800)	(206,974,232)
Redemption fees	1,325	—
Net increase (decrease) in net assets from Fund share transactions	(104,277,151)	(80,717,859)
Increase (decrease) in net assets	(48,568,139)	(45,947,941)
Net assets at beginning of period	477,607,661	523,555,602
Net assets at end of period (including undistributed net investment income of $1,883,645 at July 31, 2005)	$ 429,039,522	$ 477,607,661

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 21.54	$ 20.32	$ 18.64	$ 27.15	$ 42.37
Income (loss) from investment operations: Net investment income (loss)[a]	.05	(.08)	(.07)	(.14)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.77	1.30	1.75	(8.37)	(14.08)
Total from investment operations	2.82	1.22	1.68	(8.51)	(14.19)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(1.03)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 24.36	$ 21.54	$ 20.32	$ 18.64	$ 27.15
Total Return (%)[b]	13.09	6.00[c]	9.01	(31.34)	(33.95)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	42	41	44	68
Ratio of expenses before expense reductions (%)	1.27	1.35	1.27	1.28	1.32[d]
Ratio of expenses after expense reductions (%)	1.27	1.29	1.27	1.28	1.32[d]
Ratio of net investment income (loss) (%)	.22	(.38)	(.36)	(.57)	(.55)
Portfolio turnover rate (%)	20	21	31	48	87

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.34% and 1.34%, respectively.

* Amount is less than $.005.

Class B
Years Ended July 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.94	$ 19.91	$ 18.42	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	(.24)	(.21)	(.31)	(.24)
Net realized and unrealized gain (loss) on investment transactions	2.68	1.27	1.70	(8.31)	(5.72)
Total from investment operations	2.57	1.03	1.49	(8.62)	(5.96)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 23.51	$ 20.94	$ 19.91	$ 18.42	$ 27.04
Total Return (%)[c]	12.27[d]	5.17[d]	8.09	(31.88)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	3	2	1
Ratio of expenses before expense reductions (%)	2.30	2.15	2.07	2.08	2.13*
Ration of expenses after expense reductions (%)	2.05	2.06	2.07	2.08	2.13*
Ratio of net investment income (loss) (%)	(.56)	(1.15)	(1.16)	(1.37)	(1.38)*
Portfolio turnover rate (%)	20	21	31	48	87

[a] For the period from December 29, 2000 (commencement of operations of Class B shares) to July 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended July 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.97	$ 19.94	$ 18.43	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	(.24)	(.20)	(.30)	(.23)
Net realized and unrealized gain (loss) on investment transactions	2.68	1.27	1.71	(8.31)	(5.73)
Total from investment operations	2.57	1.03	1.51	(8.61)	(5.96)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 23.54	$ 20.97	$ 19.94	$ 18.43	$ 27.04
Total Return (%)[c]	12.26[d]	5.17[d]	8.19	(31.84)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2	1	1
Ratio of expenses before expense reductions (%)	2.20	2.18	2.04	2.06	2.10*
Ratio of expenses after expense reductions (%)	2.04	2.06	2.04	2.06	2.10*
Ratio of net investment income (loss) (%)	(.55)	(1.15)	(1.13)	(1.35)	(1.35)*
Portfolio turnover rate (%)	20	21	31	48	87

[a] For the period from December 29, 2000 (commencement of operations of Class C shares) to July 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Years Ended July 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.77	$ 21.95
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.05)
Net realized and unrealized gain (loss) on investment transactions	2.81	(.13)[c]
Total from investment operations	2.79	(.18)
Redemption fees	.00***	—
Net asset value, end of period	$ 24.56	$ 21.77
Total Return (%)[d]	12.82	(.82)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.4
Ratio of expenses before expense reductions (%)	2.33	1.69*
Ratio of expenses after expenses reductions (%)	1.55	1.44*
Ratio of net investment income (loss) (%)	(.06)	(.56)*
Portfolio turnover rate (%)	20	21

[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] The amount of net realized and unrealized loss shown for a share outstanding for the period ended July 31, 2004 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended July 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.81	$ 20.52	$ 18.78	$ 27.28	$ 40.17
Income (loss) from investment operations: Net investment income (loss)[b]	.10	(.03)	(.02)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.81	1.32	1.76	(8.43)	(11.79)
Total from investment operations	2.91	1.29	1.74	(8.50)	(11.86)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(1.03)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 24.72	$ 21.81	$ 20.52	$ 18.78	$ 27.28
Total Return (%)	13.34[c]	6.29[c]	9.27	(31.16)	(30.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	6	6	10
Ratio of expenses before expenses reductions (%)	1.27	1.10	1.01	1.01	1.05*
Ratio of expenses after expense reductions (%)	1.06	1.03	1.01	1.01	1.05*
Ratio of net investment income (loss) (%)	.43	(.12)	(.10)	(.30)	(.26)*
Portfolio turnover rate (%)	20	21	31	48	87

[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 21.81	$ 20.52	$ 18.78	$ 27.29	$ 42.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	(.03)	(.02)	(.07)	(.10)
Net realized and unrealized gain (loss) on investment transactions	2.82	1.32	1.76	(8.44)	(14.04)
Total from investment operations	2.92	1.29	1.74	(8.51)	(14.14)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(1.03)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 24.73	$ 21.81	$ 20.52	$ 18.78	$ 27.29
Total Return (%)	13.39[b]	6.29[b]	9.27	(31.18)	(33.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	349	401	451	506	875
Ratio of expenses before expense reductions (%)	1.10	1.08	1.01	1.01	1.07[c]
Ratio of expenses after expense reductions (%)	1.06	1.02	1.01	1.01	1.07[c]
Ratio of net investment income (loss) (%)	.43	(.11)	(.10)	(.30)	(.30)
Portfolio turnover rate (%)	20	21	31	48	87

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.08% and 1.08%, respectively.

* Amount is less than $.005.

Institutional Class***
Years Ended July 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.88	$ 20.56	$ 18.77	$ 27.23	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.01	.02	(.01)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	2.83	1.31	1.77	(8.45)	(5.75)
Total from investment operations	2.98	1.32	1.79	(8.46)	(5.77)
Redemption fees	.00+	—	—	—	—
Net asset value, end of period	$ 24.86	$ 21.88	$ 20.56	$ 18.77	$ 27.23
Total Return (%)	13.62	6.42	9.54	(31.07)	(17.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	20	20.003		.001
Ratio of expenses (%)	.84	.85	.81	.81	.85*
Ratio of net investment income (loss) (%)	.65	.06	.10	(.10)	(.10)*
Portfolio turnover rate (%)	20	21	31	48	87

[a] For the period from December 29, 2000 (commencement of operations of Institutional Class shares) to July 31, 2001.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** On August 13, 2004, Class I shares of the Fund were renamed Institutional Class shares.

+ Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On August 13, 2004, Class I shares were renamed Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions was required.

At July 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $347,753,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($249,237,000), July 31, 2011 ($78,161,000) and July 31, 2012 ($20,355,000), the respective expiration dates, whichever occurs first. During the year ended July 31, 2005, the Fund utilized $30,530,000 of capital loss carryforwards.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 1,883,645
Capital loss carryforwards	$ (347,753,000)
Net unrealized appreciation (depreciation) on investments	$ 139,123,851

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $89,520,494 and $191,080,710, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B, C, Institutional, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustees and trustee counsel fees, organizational and offering expenses. This expense cap will remain in effect until November 30, 2005.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended July 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2005
Class A	$ 89,246	$ —	$ 12,650
Class B	19,518	9,330	738
Class C	12,015	4,393	1,193
Class R	5,477	3,938	1,741
Class AARP	39,146	16,939	1,538
Class S	1,205,049	172,641	134,233
Institutional Class	23,162	—	3,992
	$ 1,393,613	$ 207,241	$ 156,085

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended July 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $42,628, of which $8,136 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the year ended July 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2005
Class B	$ 27,985	$ 2,370
Class C	20,522	1,570
Class R	1,277	221
	$ 49,784	$ 4,161

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2005	Annual Effective Rate
Class A	$ 84,629	$ 8,355.24%
Class B	8,929	933.24%
Class C	6,443	584.24%
Class R	1,195	367.23%
	$ 101,196	$ 10,239

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2005 aggregated $3,209.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2005, the CDSC for Class B and C shares aggregated $8,032 and $246, respectively.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended July 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $20,520, of which $6,240 is unpaid at July 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended July 31, 2005, the Advisor agreed to reimburse the Fund $6,101, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2005, the Fund's custodian fees were reduced by $48 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2005		Year Ended July 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	470,597	$ 10,662,907	898,848	$ 19,838,212
Class B	27,271	599,834	70,156	1,498,212
Class C	46,742	1,033,333	71,197	1,523,593
Class R	14,427	331,306	18,600*	422,742*
Class AARP	54,504	1,247,793	188,355	4,184,861
Class S	2,216,862	50,612,882	4,223,236	94,094,743
Institutional Class**	1,654,468	36,286,269	207,580	4,694,010
		$ 100,774,324		$ 126,256,373
Shares redeemed
Class A	(1,261,809)	$ (28,799,057)	(980,327)	$ (21,651,301)
Class B	(51,660)	(1,134,497)	(47,424)	(1,020,728)
Class C	(75,190)	(1,649,359)	(56,837)	(1,231,027)
Class R	(3,056)	(71,232)	(1,858)*	(42,372)*
Class AARP	(109,498)	(2,493,434)	(125,637)	(2,801,921)
Class S	(6,487,546)	(148,368,056)	(7,801,103)	(174,092,300)
Institutional Class**	(1,054,809)	(22,537,165)	(271,607)	(6,134,583)
		$ (205,052,800)		$ (206,974,232)
Redemption fees		$ 1,325		$ —
Net increase (decrease)
Class A	(791,212)	$ (18,136,150)	(81,479)	$ (1,813,089)
Class B	(24,389)	(534,663)	22,732	477,484
Class C	(28,448)	(616,026)	14,360	292,566
Class R	11,371	260,074	16,742*	380,370*
Class AARP	(54,994)	(1,245,561)	62,718	1,382,940
Class S	(4,270,684)	(97,753,929)	(3,577,867)	(79,997,557)
Institutional Class**	599,659	13,749,104	(64,027)	(1,440,573)
		$ (104,277,151)		$ (80,717,859)

* For the period November 3, 2003 (commencement of operations of Class R shares) to July 31, 2004.

** On August 13, 2004, Class I shares were renamed Institutional Class shares.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Investment Trust and the Shareholders of Scudder Large Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Large Company Growth Fund (the "Fund") at July 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 20, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	42
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SGGIX
CUSIP Number	460965-692	460965-684	460965-676	460965-668
Fund Number	469	669	769	1469

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SCQRX
CUSIP Number	460965-841
Fund Number	1510

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLGRX	SCQGX
Fund Number	160	060

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2005, Investment Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal
Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER LARGE COMPANY GROWTH FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

     Services that the Fund's Independent Registered Public Accounting Firm
                               Billed to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related      Other Fees          All Other
 Ended        Billed         Fees Billed         Billed          Fees Billed
July 31      to Fund          to Fund            to Fund            to Fund
--------------------------------------------------------------------------------
2005          $61,000           $225              $7,200               $0
--------------------------------------------------------------------------------
2004          $60,500           $185              $6,900               $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
July 31            Providers             Providers           Providers
--------------------------------------------------------------------------------
2005                $264,200              $136,355                 $0
--------------------------------------------------------------------------------
2004                $767,051                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
July 31       (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005        $7,200              $0               $89,635               $96,835
--------------------------------------------------------------------------------
2004        $6,900              $0             $1,584,295           $1,591,195
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Company Growth Fund, a series
                                    of Investment Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Company Growth Fund, a series
                                    of Investment Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 26, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               September 26, 2005